UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 24, 2003 (November 21, 2003)

Date of Report (Date of earliest event reported):

RCN Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-22825	22-3498533

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

105 Carnegie Center Princeton, NJ 08540-6215

(Address of principal executive offices, including zip code)

(609) 734-3700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

On November 21, 2003, RCN Corporation announced the promotion of Patrick T. Hogan to Executive Vice President and Principal Financial Officer. The press release with respect thereto is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

a) Exhibits

Exhibit 99.1 RCN Corporation Press Release, dated November 21, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2003

RCN CORPORATION

By:	/s/ W. Terrell Wingfield, Jr.

W. Terrell Wingfield, Jr. General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	RCN Corporation Press Release, dated November 21, 2003.